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                                                                Exhibit 10.11(b)

                           Schedule of Executives with
                              Continuity Agreements

TITLE                                       NAME                     YEARS/COMP*
-----                                       ----                     -----------
President and Chief Executive Officer       Thomas A. Waltermire          3

Group Vice President                        V. Lance Mitchell             3

Vice President and General Manager,         Michael L. Rademacher         3
Distribution

Vice President, Chief Legal Officer and     Wendy C. Shiba                3
Secretary

Vice President and Chief Information and    Kenneth M. Smith              3
Human Resources Officer

Vice President and                          W. David Wilson               3
Chief Financial Officer

Vice President and General Manager,         Bernard Baert                 2
International Compounds and Colors

Vice President and General Manager,         Denis L. Belzile              2
Engineered Films

Vice President and General Manager,         Richard J. Burns              1
Engineered Materials

Vice President and General Manager,         Robert M. Rosenau             1
North American Vinyl Compounds

Vice President, Sourcing and Logistics      Mark G. Simmons               1

Vice President and                          Roger W. Avakian              1
Chief Technology Officer

Vice President and Chief Investor and       Dennis A. Cocco               1
Communications Officer

Vice President, Key Account Management      Daniel L. Kickel              1

Treasurer                                   John L. Rastetter             1

Controller and Assistant Treasurer          Michael J. Meier              1

Vice President and General Manager,         Francois S. Cote              1
Specialty Resins and Formulators

*    Years of compensation payable upon change of control.